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              CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions
"Financial Highlights", "Shareholder Services - Statements and Reports" and "General Information - Independent
Auditors" and to the use of our report dated January 10, 1996 in this Registration Statement (Form N-1A 33-45328) of
Alliance North American Government Income Trust, Inc.


                                       ERNST & YOUNG LLP


New York, New York
February 26, 1996




































00250117/AK0